Basic and diluted loss per share	6 Months Ended
Jun. 30, 2023
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Basic and diluted loss per share

19. Basic and diluted loss per share

Basic and diluted loss per share is calculated by dividing the loss attributable to equity holders of the Company by the weighted average number of issued and outstanding ordinary shares during the three and six months ended June 30, 2023 and 2022.

All of the Company’s potential dilutive securities have been excluded from the computation of diluted net loss per share attributable to ordinary stockholders as the effect of including them would be antidilutive.

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
	€	€	€	€
Net Loss	(21,897,873)	(12,710,159)	(44,528,822)	(28,728,509)
Weighted average number of ordinary shares outstanding	34,556,017	33,582,171	34,191,993	33,368,220
Basic and diluted loss per share	(0.63)	(0.38)	(1.30)	(0.86)